                                                                  Exhibit 10.55

                                                                 EXECUTION COPY


                           FOURTH AMENDMENT AND WAIVER dated as of August 6,
                  2001 (this "Amendment"), to the Amended and Restated Credit Agreement, dated as of February 14, 2001, as amended and restated as of March 30, 2001, as heretofore amended (the "Credit Agreement"), among ALAMOSA HOLDINGS, INC. ("Superholdings"), ALAMOSA (DELAWARE), INC. ("Alamosa Delaware"), ALAMOSA HOLDINGS, LLC (the "Borrower" and, together with Superholdings and Alamosa Delaware, the "Alamosa Parties"), the Lenders party thereto (the "Lenders"), EXPORT DEVELOPMENT CORPORATION, as Co-Documentation Agent, FIRST UNION NATIONAL BANK, as Documentation Agent, TORONTO DOMINION (TEXAS), INC., as Syndication Agent, and CITICORP USA, INC., as Administrative Agent and Collateral Agent (the "Agent").

                  WHEREAS the Alamosa Parties have requested that certain provisions of the Credit Agreement be amended and waived in the manner provided for in this Amendment, and the Required Lenders are willing to agree to such amendments and waiver on the terms and conditions hereinafter set forth;


                  NOW, THEREFORE, the parties hereto hereby agree as follows:

                  1. Defined Terms. Capitalized terms used and not defined herein shall have the meanings given to them in the Credit Agreement, as amended hereby.

                  2.  Amendments to Credit Agreement.
                      -------------------------------
(a) Section 1.01 of the Credit Agreement is hereby amended by (i) amending and restating in its entirety each of the definitions set forth below:

                           "'Alamosa Delaware Indentures' means (i) the
                             ---------------------------
         12 7/8% Senior Discount Notes Indenture, (ii) the 12 1/2% Senior Notes Indenture and (iii) the New Senior Notes Indenture."

                           "'Revolving Commitment' means, with respect to each Lender, the commitment, if any, of such Lender to make Revolving Loans and to acquire participations in Letters of Credit, expressed as an amount representing the maximum aggregate amount of such Lender's Revolving Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.07 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The initial amount of each Lender's Revolving Commitment is set forth on Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Revolving Commitment, as applicable. The aggregate amount of the Lenders' Revolving Commitments is $25,000,000."

                           "'Term Commitment' means, with respect to each Lender, the commitment, if any, of such Lender to make a Term Loan hereunder, expressed as an amount representing the maximum principal amount of the Term Loan to be made by such Lender hereunder, as such commitment may be (a) reduced from time to time pursuant to Section
         2.07 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The initial amount of each Lender's Term Commitment is set forth on Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Commitment, as applicable. The aggregate amount of the Lenders' Term Commitments is $200,000,000."

         (ii) adding the following new definitions in appropriate alphabetical order:

                           "'New Senior Notes Indenture' means the indenture under which the Senior Notes are issued and all other instruments, agreements and other documents evidencing or governing the Senior Notes or providing for any Guarantee or other right in respect thereof."

                           "'Senior Notes' means the Senior Notes due 2011 of Alamosa Delaware issued in August 2001 in a single issuance and in an aggregate principal amount not in excess of $200,000,000."

                  (b) Section 6.01(a) of the Credit Agreement is hereby amended by deleting the word "and" at the end of clause (xiii), replacing the period at the end of clause (xiv) with "; and" and inserting a new clause (xv) as follows:

                  "(xv) the Senior Notes in an aggregate principal amount not in excess of $200,000,000 (and the related Guarantees) and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof or result in an earlier maturity date or decreased weighted average life thereof; provided that the Senior Notes have a market rate of interest determined at the time of their pricing, the Senior Notes do not have any scheduled amortization prior to the date that is six months after the Term Maturity Date, and the terms and conditions of the Senior Notes and the New Senior Notes Indenture (including with respect to covenants and Guarantees) are otherwise substantially the same as those of the 12 1/2% Senior Notes and 12 1/2% Senior Notes Indenture (except with respect to the interest escrow account permitted under Section 6.02(a)(viii))."

                  (c) Section 6.02(a) of the Credit Agreement is hereby amended by deleting the word "and" at the end of clause (vi), replacing the period at the end of clause (vii) with "; and " and inserting a new clause (viii) as follows:

                  "(viii) Liens on cash and cash equivalents in connection with an interest escrow account securing obligations in respect of the Senior Notes, provided that (A) such account is established at the time of issuance of the Senior Notes and (B) such Liens extend only to Net Proceeds of such issuance deposited in such account in an amount not exceeding the amount of the initial four semiannual interest payments on the Senior Notes, and to earnings thereon and proceeds thereof."

                  (d) Clause (iv) of Section 6.08(a) of the Credit Agreement is hereby amended by inserting the words "the Senior Notes," immediately prior to the words "the 12 7/8% Senior Discount Notes".

                  (e) Clause (v) of Section 6.08(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  "(v) the exchange, in a registered public offering, for the 12 1/2% Senior Notes or the Senior Notes, as the case may be, of senior notes of Alamosa Delaware in an equivalent principal amount having the same terms and conditions as the 12 1/2% Senior Notes or the Senior Notes, as applicable;".

                  (f) Section 6.10 of the Credit Agreement is hereby amended by inserting the words "the New Senior Notes Indenture," immediately prior to the words "the 12 7/8% Senior Discount Notes Indenture" in clause (ii)(B) of the first proviso in such Section.

                  (g) Schedule 2.01 to the Credit Agreement is hereby replaced by Schedule 2.01 attached hereto.

                  3. Waiver. Each of the undersigned Lenders hereby expressly waives compliance by the Borrower with the notice requirement set forth in Section 2.07(d) with respect to the Borrower's voluntary reduction of the Revolving Commitments and the Term Commitments as set forth herein.

                  4. Consent. After giving effect to this Amendment, and the prepayments of Term Loans and reductions in Commitments provided for herein, the aggregate principal amounts of Roberts Term Loans, Southwest Term Loans and WOW Term Loans shall be reduced to zero.

                  5. Effect of Amendments and Waiver. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights or remedies of the Lenders, the Collateral Agent, the Syndication Agent, the Co-Documentation Agent, the Documentation Agent or the Administrative Agent under the Credit Agreement, as amended by this Amendment, or under any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, as amended by this Amendment, or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Alamosa Parties to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, as amended by this Amendment, or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement expressly referred to herein. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Amendment shall constitute a "Loan Document" for all purposes of the Credit Agreement and the other Loan Documents.

                  6.  Representations and Warranties.  Each of the
Alamosa Parties hereby represents and warrants to the Agent and the Lenders as of the date hereof as follows:

                  (a) No Default or Event of Default has occurred and is continuing.

                  (b) The execution, delivery and performance by the Alamosa Parties of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any person (including any governmental agency) in order to be effective and enforceable. The Credit Agreement as amended by this

Amendment constitutes the legal, valid and binding obligation of each of the Alamosa Parties, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

                  (c) All representations and warranties of the Alamosa Parties contained in Article III of the Credit Agreement (other than representations or warranties expressly made only on and as of the Restatement Effective Date) are true and correct in all material respects as of the date hereof.

                  7. Effectiveness. This Amendment shall become effective (the "Amendment Effective Date") only upon satisfaction of the following conditions prior to 10:00 a.m., Eastern Standard Time, on August 20, 2001:
                  (i) the Agent shall have received counterparts hereof duly executed and delivered by the Alamosa Parties and the Required Lenders;

                   (ii) Alamosa Delaware shall have received gross cash proceeds from the issuance of the Senior Notes of at least $146,000,000 and shall have contributed to the Borrower the entire Net Proceeds thereof less an amount equal to the initial four semiannual interest payments on the Senior Notes, which amount shall have been placed in an interest reserve escrow account in connection with the issuance of, and to secure Alamosa Delaware's obligations under, the Senior Notes;

             (iii) the Borrower shall have prepaid Term Loans ratably in an aggregate principal amount of at least
         $64,400,000;

             (iv) to the extent Alamosa Delaware receives gross cash proceeds in excess of $150,000,000 from the issuance of Senior Notes, (A) the Borrower shall have applied the Net Proceeds in respect of such excess (less escrowed interest in respect of such excess as contemplated by clause (ii) above) to prepay Term Loans and permanently reduce Term Commitments ratably and in amounts determined by the Administrative Agent to be substantially proportionate to the Term Loans and Term Commitments existing immediately prior to the Amendment Effective Date; and (B) the Revolving Commitments shall be permanently reduced in an amount equal to any remaining Net Proceeds (less such escrowed interest) after application thereof pursuant to clause (A) less an amount equal to the reduction in Term Commitments required pursuant to clause (A); and

                  (v) the Agent shall have received evidence reasonably satisfactory to it that, as of the Amendment Effective Date, Total Borrower Capital is equal to at least $625,931,000 plus the amount contributed to the Borrower pursuant to clause (ii) above.

                  8. Expenses. The Alamosa Parties, jointly and severally, agree to reimburse the Agent for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Agent.

                  9. GOVERNING LAW; COUNTERPARTS. (A) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  (b) This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.


                                              ALAMOSA HOLDINGS, INC.,

                                                by
                                                    /s/ Kendall W. Cowan
                                                   ----------------------
                                                   Name:
                                                   Title:


                                              ALAMOSA (DELAWARE), INC.,

                                                by
                                                    /s/ Kendall W. Cowan
                                                   ----------------------
                                                   Name:
                                                   Title:


                                             ALAMOSA HOLDINGS, LLC,

                                               by
                                                   /s/ Kendall W. Cowan
                                                  ----------------------
                                                  Name:
                                                  Title:


                                           CITICORP USA, INC., individually and
                                           as Administrative Agent,


                                             by
                                                  /s/ John P. Judge
                                                 ------------------------
                                                  Name: John P. Judge
                                                  Title: Vice President

                                                               SIGNATURE PAGE to
                                                    FOURTH AMENDMENT AND WAIVER,
                                                      dated as of August 6, 2001
                                                        to ALAMOSA HOLDINGS, LLC
                                           AMENDED AND RESTATED CREDIT AGREEMENT






                        To approve the Fourth Amendment and Waiver:


                        Name of Institution: Bank of Novia Scotia
                                            -----------------------------

                                         by /s/Stephen C. Levi
                                            -------------------
                                            Name: Stephen C. Levi
                                            Title: Authorized Signatory

                                                              SIGNATURE PAGE to
                                                   FOURTH AMENDMENT AND WAIVER,
                                                     dated as of August 6, 2001
                                                       to ALAMOSA HOLDINGS, LLC
                                          AMENDED AND RESTATED CREDIT AGREEMENT






                    To approve the Fourth Amendment and Waiver:


                    Name of Institution:  CoBank ACB
                                         --------------------------------

                                       by /s/ Anita Youngblut
                                          -------------------------------
                                          Name: Anita Youngblut
                                          Title: Vice President

                                                             SIGNATURE PAGE to
                                                  FOURTH AMENDMENT AND WAIVER,
                                                    dated as of August 6, 2001
                                                      to ALAMOSA HOLDINGS, LLC
                                         AMENDED AND RESTATED CREDIT AGREEMENT




                  To approve the Fourth Amendment and Waiver:


                  Name of Institution: Export Development Corporation
                                      --------------------------------------

                                     by /s/ Luisa Rebolledo
                                        ------------------------------------
                                        Name: Luisa Rebolledo
                                        Title: Loan Asset Manager


                                     by /s/ Vito Di Turi
                                        ------------------------------------
                                        Name: Vito Di Turi
                                        Title: Loan Asset Manager

                                                             SIGNATURE PAGE to
                                                  FOURTH AMENDMENT AND WAIVER,
                                                    dated as of August 6, 2001
                                                      to ALAMOSA HOLDINGS, LLC
                                         AMENDED AND RESTATED CREDIT AGREEMENT






                  To approve the Fourth Amendment and Waiver:


                  Name of Institution: First Union National Bank
                                       ---------------------------------

                                      by /s/ Stephen G. Locke
                                         ---------------------
                                         Name: Stephen G. Locke
                                         Title: Asst. Vice President

                                                             SIGNATURE PAGE to
                                                  FOURTH AMENDMENT AND WAIVER,
                                                    dated as of August 6, 2001
                                                      to ALAMOSA HOLDINGS, LLC
                                           AMENDED AND RESTATED CREDIT AGREEMENT





                      To approve the Fourth Amendment and Waiver:


                      Name of Institution: Fortis Capital Corp.
                                           --------------------------------

                                         by /s/ Alan E. McLintock
                                            -------------------------------
                                            Name: Alan E. McLintock
                                            Title: Managing Director

                                         by /s/ Colm Kelly
                                            -------------------------------
                                            Name: Colm Kelly
                                            Title: Assistant Vice President

                                                              SIGNATURE PAGE to
                                                   FOURTH AMENDMENT AND WAIVER,
                                                     dated as of August 6, 2001
                                                       to ALAMOSA HOLDINGS, LLC
                                        AMENDED AND RESTATED CREDIT AGREEMENT






             To approve the Fourth Amendment and Waiver:


             Name of Institution: IBM Credit Corporation
                                 -------------------------------------------

                                by /s/ Salvatore F. Grosso
                                  ------------------------------------------
                                  Name: Salvatore F. Grosso
                                  Title: Manager, Commercial
                                         Financing Americas

                                                             SIGNATURE PAGE to
                                                  FOURTH AMENDMENT AND WAIVER,
                                                    dated as of August 6, 2001
                                                      to ALAMOSA HOLDINGS, LLC
                                         AMENDED AND RESTATED CREDIT AGREEMENT






                 To approve the Fourth Amendment and Waiver:


                 Name of Institution:  Societe Generale
                                      ---------------------------------

                                   by /s/ Mark Vigil
                                      ---------------------------------
                                      Name: Mark Vigil
                                      Title: Director

                                                             SIGNATURE PAGE to
                                                  FOURTH AMENDMENT AND WAIVER,
                                                    dated as of August 6, 2001
                                                      to ALAMOSA HOLDINGS, LLC
                                         AMENDED AND RESTATED CREDIT AGREEMENT






                   To approve the Fourth Amendment and Waiver:


                   Name of Institution: Toronto Dominion (Texas), Inc.
                                       ----------------------------------

                                     by /s/ Alva J. Jones
                                       ----------------------------------
                                       Name: Alva J. Jones
                                       Title: Vice President

                                                             SIGNATURE PAGE to
                                                  FOURTH AMENDMENT AND WAIVER,
                                                    dated as of August 6, 2001
                                                      to ALAMOSA HOLDINGS, LLC
                                         AMENDED AND RESTATED CREDIT AGREEMENT






                    To approve the Fourth Amendment and Waiver:

                                         Westdeutsche Landesbank
                    Name of Institution: Girozentrale, New York Branch
                                        ----------------------------------

                                      by /s/ Peter Stevenson
                                        ----------------------------------
                                         Name: Peter Stevenson
                                         Title: Director

                                      by /s/ David Yu
                                        ----------------------------------
                                        Name: David Yu
                                        Title: Associate Director

                                                                 SCHEDULE 2.01




ALAMOSA HOLDINGS, LLC
$225,000,000 SENIOR SECURED CREDIT FACILITIES



                          LENDER                               REVOLVING CREDIT             TERM LOAN
                          ------                               ----------------             ---------
Citicorp USA, Inc.                                                   $2,861,201.32            $19,077,458.03
Toronto Dominion (Texas), Inc.                                       $3,064,123.37            $22,442,633.44
Export Development Corporation                                       $2,840,909.09            $20,807,739.61
First Union National Bank                                            $2,435,064.93            $17,835,205.38
The Bank of Nova Scotia                                              $2,435,064.93            $17,835,205.38
Fortis Capital Corp.                                                 $2,435,064.93            $17,835,205.38
CoBank, ACB                                                          $2,029,220.78            $14,862,671.15
General Electric Capital Corporation                                 $2,029,220.78            $14,862,671.15
Societe Generale                                                     $2,029,220.78            $14,862,671.15
Westdeutsche Landesbank Girozentrale, New York                       $2,029,220.78            $14,862,671.15
Branch
Franklin Floating Rate Trust*                                                    -            $13,513,513.51
IBM Credit Corporation                                                 $811,688.31             $5,945,068.46
Oppenheimer Senior Floating Rate Fund*                                           -             $3,568,097.02
Franklin Floating Rate Master Series*                                            -             $1,689,189.19
----------------------------------------------------------- ----------------------  ------------------------
TOTAL COMMITMENTS                                                   $25,000,000.00           $200,000,000.00

*Fully Funded
